UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

Rosecliff Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

767 Fifth Avenue, 34th Floor
New York, NY 10153
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 492-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one third of redeemable warrant	RCLFU	The NASDAQ Stock Market LLC
Class A common stock, par value: $0.0001 per share	RCLF	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	RCLFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On April 11, 2023, Rosecliff Acquisition Corp I (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Spectral MD Holdings, Ltd., a Delaware corporation (“Spectral MD”), Ghost Merger Sub I Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub I”), and Ghost Merger Sub II LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“Merger Sub II”). The material terms and conditions of the Business Combination Agreement and the related ancillary agreements were previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 17, 2023 and are incorporated by reference herein.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein is the form of presentation to be used by the Company and Spectral MD in presentations for certain of the Company’s and Spectral MD’s securityholders and other persons.

Additional Information and Where to Find It

This Current Report on Form 8-K is provided for informational purposes only and contains information with respect to a proposed business combination among Spectral MD, the Company, Merger Sub I, and Merger Sub II (the “Transaction”). In connection with the proposed Transaction, the Company filed with the SEC a registration statement on Form S-4, which includes a proxy statement to be sent to the Company’s stockholders and a prospectus for the registration of the Company’s securities in connection with the proposed Transaction (as amended from time to time, the “Registration Statement”). A full description of the proposed Transaction is being provided in the Registration Statement filed by the Company with the SEC. The Company’s stockholders, investors and other interested persons are advised to read the Registration Statement as well as other documents that have been or will be filed with the SEC, as these documents will contain important information about the Company, Spectral MD, and the proposed Transaction. The Registration Statement has not yet been declared effective by the SEC. If and when the Registration Statement is declared effective by the SEC, the proxy statement/prospectus and other relevant documents for the proposed Transaction will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Transaction. The Company’s investors and stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company, Spectral MD and certain of their respective directors, executive officers, other members of management and employees may, under SEC rules, be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Transaction of the Company’s directors and officers in the Company’s filings with the SEC, including the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents filed with the SEC. Such information with respect to Spectral MD’s directors and executive officers will also be included in the proxy statement.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 incorporated by reference herein, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This includes, without limitation, all statements regarding (i) the proposed Transaction with the Company, including statements regarding anticipated timing of the proposed Transaction, (ii) redemptions, (iii) valuation of the proposed Transaction, (iv) the closing of the proposed Transaction, (v) the ability to regain compliance with Nasdaq Capital Market listing requirements and to maintain listing, or for the Combined Company to be listed, on the Nasdaq Capital Market, (vi) the Company and Spectral MD’s managements’ expectations and expected synergies of the proposed Transaction and the Combined Company, (vii) the use of proceeds from the proposed Transaction, (viii) potential government contracts, (ix) expected beneficial outcomes and synergies of the proposed Transaction estimated ownership of the combined company following the Transaction, (x) the related PIPE transaction and proceeds, (xi) Spectral MD’s regulatory pathway for and timing of FDA, CE and UKCA regulatory submissions and approvals, (xii) Spectral MD’s U.S. government contracts and future awards, (xiii) the total anticipated target markets for burn wound and diabetic foot ulcers, (xiv) possible competitors, (xv) potential future indications and applications for DeepView and areas of interest supported by BARDA, (xvi) Spectral MD’s future and pending U.S. patent applications and foreign and international patent applications, (xvii) the AIM delisting and its effects for U.K. Spectral MD shareholders, and (xviii) pro forma information and other estimated values. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of strategies, plans or intentions. The Company and Spectral MD have based these forward-looking statements on our current expectations and assumptions about future events. While the Company and Spectral MD consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These forward-looking statements are expressed in good faith, and Spectral MD and the Company believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Spectral MD nor the Company is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Forward-looking statements are inherently subject to risks, uncertainties and assumptions. In addition to risk factors previously disclosed in the Company’s reports filed with the SEC and those identified elsewhere in this Current Report on Form 8-K, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks associated with product development and regulatory review, including the time, expense and uncertainty of obtaining clearance, approval or De Novo classification for Spectral MD’s DeepView technology, (ii) Spectral MD’s ability to obtain additional funding when needed and its dependence on government funding, (iii) the risk that the proposed Transaction may not be completed in a timely manner at all, which may adversely affect the price of the Company’s securities; (iv) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the adoption of the business combination agreement by the stockholders of the Company and the stockholders of Spectral MD, and the receipt of certain governmental and regulatory approvals; (v) the lack of third party valuation in determining whether or not to pursue the proposed Transaction; (vi) the ability of the Company to regain compliance with Nasdaq Capital Market listing requirements and to maintain listing, or for the combined company to be listed, on the Nasdaq Capital Market; (vii) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (viii) the outcome of any legal proceedings that may be instituted against the Company or Spectral MD following announcement of the proposed Transaction; (ix) the inability to complete the proposed Transaction due to, among other things, the failure to obtain the Company stockholder approval on the expected terms and schedule and the risk that regulatory approvals required for the proposed Transaction are not obtained or are obtained subject to conditions that are not anticipated; (x) the risk that the proposed Transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (xi) the effect of the announcement or pendency of the proposed Transaction on Spectral MD’s business relationships, operating results, and business generally; (xii) volatility in the price of the Company’s securities due to a variety of factors, including changes in the competitive and regulated industries in which the Company plans to operate or Spectral MD operates, variations in operating performance across competitors, changes in laws and regulations affecting Spectral MD’s or the Company’s business, Spectral MD’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure; (xiii) the Company’s ability to raise capital as needed; (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Transaction and identify and realize additional opportunities; (xiv) the risk that the announcement and consummation of the proposed Transaction disrupts Spectral MD’s current operations and future plans; (xv) the ability to recognize the anticipated benefits of the proposed Transaction; (xvi) unexpected costs related to the proposed Transaction; (xvii) the amount of any redemptions by existing holders of the Company common stock being greater than expected; (xviii) limited liquidity and trading of the Company’s securities; (xix) geopolitical risk and changes in applicable laws or regulations; (xx) the possibility that Spectral MD and/or the Company may be adversely affected by other economic, business, and/or competitive factors; (xxi) operational risk; and (xxii) changes in general economic conditions, including as a result of the COVID-19 pandemic. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement on Form S-4, as amended, filed with the SEC on May 2, 2023 and the other documents filed by The Company from time to time with the SEC including the sections entitled “Cautionary Note Regarding Forward-Looking Statements”, “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary”, “Risk Factors”, “Management’s Discussions and Analysis of Financial Condition and Results of Operations” and “Business” and in the Financial Statements. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Any financial projections in this Current Report on Form 8-K (including the enterprise value being attributed to Spectral MD in the proposed Transaction or the post-transaction enterprise value) are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company’s and Spectral MD’s control. While all projections are necessarily speculative, the Company and Spectral MD believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that the Company and Spectral MD, or their representatives, considered or consider the projections to be a reliable prediction of future events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Readers are cautioned not to put undue reliance on forward-looking statements, and neither the Company nor Spectral MD assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither the Company nor Spectral MD gives any assurance that it will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Investor presentation, dated as of June 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSECLIFF ACQUISITION CORP I

	By:	/s/ Michael P. Murphy
		Name:	Michael P. Murphy
		Title:	Chief Executive Officer

Dated: June 22, 2023

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